Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2006

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 7, 2007

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

This Quarterly Financial Supplement reflects the company’s Individual Life and Annuities businesses, formerly reported as components of the Individual Life and Annuities segment, as discrete segments for GAAP segment reporting purposes for all periods presented herein.

In addition, revenues, expenses, assets and liabilities as reported herein reflect certain reclassifications to conform to current reporting practices.

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2005	2006
2006	2005			4Q	1Q	2Q	3Q	4Q
			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,359	1,227	11%	Insurance Division	365	298	247	465	349
1,163	707	64%	Investment Division	(4)	240	316	252	355
1,566	1,416	11%	International Insurance and Investments Division	377	382	358	428	398
86	202	-57%	Corporate and other operations	76	26	37	15	8

4,174	3,552	18%	Total pre-tax adjusted operating income	814	946	958	1,160	1,110
1,202	1,120	7%	Income taxes, applicable to adjusted operating income	290	277	276	330	319

2,972	2,432	22%	Financial Services Businesses after-tax adjusted operating income	524	669	682	830	791

90	561	-84%	Realized investment gains (losses), net, and related charges and adjustments	(2)	50	(311)	221	130
35	(33)	206%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	8	(114)	(151)	257	43
11	(44)	125%	Change in experience-rated contractholder liabilities due to asset value changes	(34)	66	130	(168)	(17)
12	(16)	175%	Divested businesses	(11)	13	(4)	4	(1)
(322)	(214)	-50%	Equity in earnings of operating joint ventures	(66)	(78)	(67)	(78)	(99)

(174)	254	-169%	Total pre-tax adjustments	(105)	(63)	(403)	236	56
(73)	(473)	85%	Income taxes, not applicable to adjusted operating income	60	(24)	(116)	32	35

(101)	727	-114%	Total adjustments, after income taxes	(165)	(39)	(287)	204	21

2,871	3,159	-9%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	359	630	395	1,034	812
208	142	46%	Equity in earnings of operating joint ventures, net of taxes	47	51	45	50	62

3,079	3,301	-7%	Income from continuing operations (after-tax) of Financial Services Businesses	406	681	440	1,084	874
65	(82)	179%	Income (loss) from discontinued operations, net of taxes	(29)	(6)	(16)	68	19

3,144	3,219	-2%	Net income of Financial Services Businesses	377	675	424	1,152	893

			Earnings per share of Common Stock (diluted):
6.15	4.83		Financial Services Businesses after-tax adjusted operating income	1.06	1.36	1.40	1.72	1.67
0.18	1.08		Realized investment gains (losses), net, and related charges and adjustments	—	0.10	(0.63)	0.45	0.27
0.07	(0.06)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.02	(0.23)	(0.30)	0.52	0.09
0.02	(0.08)		Change in experience-rated contractholder liabilities due to asset value changes	(0.07)	0.13	0.26	(0.34)	(0.04)
0.02	(0.03)		Divested businesses	(0.02)	0.03	(0.01)	0.01	—
(0.64)	(0.42)		Equity in earnings of operating joint ventures	(0.13)	(0.15)	(0.13)	(0.16)	(0.20)

(0.35)	0.49		Total pre-tax adjustments	(0.20)	(0.12)	(0.81)	0.48	0.12
(0.15)	(0.90)		Income taxes, not applicable to adjusted operating income	0.12	(0.05)	(0.24)	0.06	0.07

(0.20)	1.39		Total adjustments, after income taxes	(0.32)	(0.07)	(0.57)	0.42	0.05

5.95	6.22		Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	0.74	1.29	0.83	2.14	1.72
0.42	0.27		Equity in earnings of operating joint ventures, net of taxes	0.09	0.10	0.09	0.10	0.13

6.37	6.49		Income from continuing operations (after-tax) of Financial Services Businesses	0.83	1.39	0.92	2.24	1.85
0.13	(0.15)		Income (loss) from discontinued operations, net of taxes	(0.05)	(0.01)	(0.03)	0.14	0.03

6.50	6.34		Net income of Financial Services Businesses	0.78	1.38	0.89	2.38	1.88

494.0	520.9		Weighted average number of outstanding Common shares (diluted basis)	510.2	504.1	497.1	490.5	482.8
14.55%	12.32%		Operating Return on Average Equity (based on adjusted operating income)	10.43%	13.37%	13.48%	16.11%	15.18%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
3,144	3,219		Net income of Financial Services Businesses (above)	377	675	424	1,152	893
284	321		Net income (loss) of Closed Block Business	(13)	58	29	53	144

3,428	3,540		Consolidated net income	364	733	453	1,205	1,037

68	82		Direct equity adjustments for earnings per share calculations	19	19	16	16	17

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	9,447	9,685	9,723	9,418	10,798
		Long-term debt	6,520	7,284	7,520	7,464	9,673

		Attributed Equity:
		Including accumulated other comprehensive income	21,654	21,229	20,424	22,053	21,690
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	20,473	20,695	20,716	21,290	21,306
		Excluding total accumulated other comprehensive income	20,546	20,717	20,604	21,232	21,194

		Total Capitalization:
		Including accumulated other comprehensive income	28,174	28,513	27,944	29,517	31,363
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	26,993	27,979	28,236	28,754	30,979
		Excluding total accumulated other comprehensive income	27,066	28,001	28,124	28,696	30,867

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	42.70	42.43	41.41	45.31	45.18
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	40.37	41.37	42.00	43.74	44.38
		Excluding total accumulated other comprehensive income	40.52	41.41	41.78	43.62	44.15
		Number of diluted shares at end of period	507.1	500.3	493.2	486.7	480.1

		Common Stock Price Range (based on closing price):
86.84	77.96	High	77.96	77.48	78.89	79.06	86.84
71.47	52.62	Low	63.27	73.19	74.43	71.47	76.03
85.86	73.19	Close	73.19	75.81	77.70	76.25	85.86

		Common Stock market capitalization (1)	36,412	37,288	37,651	36,394	40,449

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

OPERATIONS HIGHLIGHTS

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	134.7	138.7	138.5	147.9	156.8
		Retail customers	73.5	75.6	75.1	75.9	79.0
		General account	159.2	157.8	159.7	163.8	167.6

		Total Investment Management and Advisory Services	367.4	372.1	373.3	387.6	403.4
		Non-proprietary assets under management	48.1	51.3	49.6	51.0	54.2

		Total managed by Investment Division	415.5	423.4	422.9	438.6	457.6
		Managed by International Insurance and Investments Division	71.4	74.5	82.6	82.2	86.2
		Managed by Insurance Division	44.6	49.5	62.9	65.4	72.2

		Total assets under management	531.5	547.4	568.4	586.2	616.0
		Client assets under administration	92.5	100.0	101.6	105.8	112.9

		Total assets under management and administration	624.0	647.4	670.0	692.0	728.9

		Assets managed or administered for customers outside of the United States at end of period	100.4	105.3	114.0	115.5	123.8

		Distribution Representatives (1):
		Prudential Agents	2,946	2,850	2,844	2,814	2,562
		International Life Planners	5,627	5,712	5,726	5,802	5,828
		Gibraltar Life Advisors	5,436	5,716	5,684	6,036	5,944

53	46	Prudential Agent productivity ($ thousands)	61	45	52	46	74

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2005	2006
2006	2005			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
10,287	10,128	2%	Premiums	2,450	2,604	2,542	2,548	2,593
2,649	2,529	5%	Policy charges and fee income	629	662	667	583	737
7,660	6,863	12%	Net investment income	1,822	1,812	1,875	1,962	2,011
4,250	3,608	18%	Asset management fees, commissions and other income	948	1,054	966	1,024	1,206

24,846	23,128	7%	Total revenues	5,849	6,132	6,050	6,117	6,547

			Benefits and Expenses (1):
10,423	9,990	4%	Insurance and annuity benefits	2,439	2,577	2,591	2,650	2,605
2,790	2,516	11%	Interest credited to policyholders’ account balances	632	652	677	716	745
949	615	54%	Interest expense	192	212	233	249	255
(2,037)	(1,801)	-13%	Deferral of acquisition costs	(439)	(501)	(495)	(496)	(545)
670	910	-26%	Amortization of acquisition costs	172	240	264	(73)	239
7,877	7,346	7%	General and administrative expenses	2,039	2,006	1,822	1,911	2,138

20,672	19,576	6%	Total benefits and expenses	5,035	5,186	5,092	4,957	5,437

4,174	3,552	18%	Adjusted operating income before income taxes	814	946	958	1,160	1,110

73	669	-89%	Realized investment gains (losses), net, and related adjustments	2	50	(334)	214	143
17	(108)	116%	Related charges	(4)	—	23	7	(13)

90	561	-84%	Total realized investment gains (losses), net, and related charges and adjustments	(2)	50	(311)	221	130

35	(33)	206%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	8	(114)	(151)	257	43
11	(44)	125%	Change in experience-rated contractholder liabilities due to asset value changes	(34)	66	130	(168)	(17)
12	(16)	175%	Divested businesses	(11)	13	(4)	4	(1)
(322)	(214)	-50%	Equity in earnings of operating joint ventures	(66)	(78)	(67)	(78)	(99)

(174)	254	-169%	Total pre-tax adjustments	(105)	(63)	(403)	236	56

4,000	3,806	5%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	709	883	555	1,396	1,166
1,129	647	74%	Income tax expense	350	253	160	362	354

2,871	3,159	-9%	Income from continuing operations before equity in earnings of operating joint ventures	359	630	395	1,034	812

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $101,672; $102,220; $107,756; $105,750; $109,362)	105,188	104,276	108,150	108,346	112,043
Fixed maturities, held to maturity, at amortized cost (fair value $3,228; $3,397; $3,416; $3,400; $3,441)	3,249	3,430	3,555	3,473	3,469
Trading account assets supporting insurance liabilities, at fair value	13,781	13,877	14,239	14,453	14,262
Other trading account assets, at fair value	1,443	2,358	4,561	1,933	2,209
Equity securities, available for sale, at fair value (cost $3,431; $3,489; $3,672; $3,761; $3,825)	3,856	3,975	4,050	4,182	4,331
Commercial loans	17,177	17,721	18,018	18,139	18,421
Policy loans	2,967	3,094	3,253	3,350	3,472
Securities purchased under agreements to resell	413	103	2,242	187	153
Other long-term investments	3,266	3,669	3,800	3,538	3,780
Short-term investments	2,565	2,404	2,768	2,705	3,183

Total investments	153,905	154,907	164,636	160,306	165,323
Cash and cash equivalents	5,493	5,915	6,521	7,361	7,243
Accrued investment income	1,358	1,400	1,433	1,466	1,429
Reinsurance recoverables	3,548	3,480	1,869	1,908	1,958
Deferred policy acquisition costs	8,357	8,776	9,239	9,540	9,854
Other assets	15,069	16,279	19,188	17,442	16,997
Separate account assets	153,159	160,506	160,070	166,757	177,463

Total assets	340,889	351,263	362,956	364,780	380,267

Liabilities:
Future policy benefits	51,759	52,661	55,333	55,238	56,245
Policyholders’ account balances	70,091	70,659	74,309	75,614	75,090
Reinsurance payables	3,069	2,994	1,351	1,405	1,458
Securities sold under agreements to repurchase	6,801	7,141	9,564	6,256	5,747
Cash collateral for loaned securities	3,425	3,139	3,834	3,797	4,082
Income taxes	2,136	2,500	1,969	2,827	2,920
Securities sold but not yet purchased	223	132	2,152	313	277
Short-term debt	9,447	9,685	9,723	9,418	10,798
Long-term debt	6,520	7,284	7,520	7,464	9,673
Other liabilities	12,605	13,333	16,707	13,638	14,824
Separate account liabilities	153,159	160,506	160,070	166,757	177,463

Total liabilities	319,235	330,034	342,532	342,727	358,577

Attributed Equity:
Accumulated other comprehensive income (loss)	1,108	512	(180)	821	496
Other attributed equity	20,546	20,717	20,604	21,232	21,194

Total attributed equity	21,654	21,229	20,424	22,053	21,690

Total liabilities and attributed equity	340,889	351,263	362,956	364,780	380,267

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,593	1,052	88	1,458	(5)
Policy charges and fee income	737	637	43	70	(13)
Net investment income	2,011	468	970	376	197
Asset management fees, commissions and other income	1,206	218	840	181	(33)

Total revenues	6,547	2,375	1,941	2,085	146

Benefits and Expenses (1):
Insurance and annuity benefits	2,605	1,154	303	1,143	5
Interest credited to policyholders’ account balances	745	206	497	67	(25)
Interest expense	255	44	67	—	144
Deferral of acquisition costs	(545)	(282)	(24)	(252)	13
Amortization of acquisition costs	239	125	10	112	(8)
General and administrative expenses	2,138	779	733	617	9

Total benefits and expenses	5,437	2,026	1,586	1,687	138

Adjusted operating income before income taxes	1,110	349	355	398	8

	Quarter Ended December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,450	943	70	1,438	(1)
Policy charges and fee income	629	530	48	60	(9)
Net investment income	1,822	425	817	371	209
Asset management fees, commissions and other income	948	164	648	151	(15)

Total revenues	5,849	2,062	1,583	2,020	184

Benefits and Expenses (1):
Insurance and annuity benefits	2,439	994	266	1,162	17
Interest credited to policyholders’ account balances	632	175	421	50	(14)
Interest expense	192	30	45	3	114
Deferral of acquisition costs	(439)	(196)	(15)	(242)	14
Amortization of acquisition costs	172	112	13	89	(42)
General and administrative expenses	2,039	582	857	581	19

Total benefits and expenses	5,035	1,697	1,587	1,643	108

Adjusted operating income (loss) before income taxes	814	365	(4)	377	76

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	10,287	4,066	294	5,946	(19)
Policy charges and fee income	2,649	2,213	179	286	(29)
Net investment income	7,660	1,787	3,663	1,425	785
Asset management fees, commissions and other income	4,250	806	2,866	663	(85)

Total revenues	24,846	8,872	7,002	8,320	652

Benefits and Expenses (1):
Insurance and annuity benefits	10,423	4,593	1,104	4,682	44
Interest credited to policyholders’ account balances	2,790	763	1,853	251	(77)
Interest expense	949	139	238	10	562
Deferral of acquisition costs	(2,037)	(1,001)	(93)	(1,007)	64
Amortization of acquisition costs	670	207	52	454	(43)
General and administrative expenses	7,877	2,812	2,685	2,364	16

Total benefits and expenses	20,672	7,513	5,839	6,754	566

Adjusted operating income before income taxes	4,174	1,359	1,163	1,566	86

	Twelve Months Ended December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	10,128	3,728	320	6,098	(18)
Policy charges and fee income	2,529	2,098	188	264	(21)
Net investment income	6,863	1,702	3,155	1,324	682
Asset management fees, commissions and other income	3,608	651	2,511	472	(26)

Total revenues	23,128	8,179	6,174	8,158	617

Benefits and Expenses (1):
Insurance and annuity benefits	9,990	4,013	1,049	4,865	63
Interest credited to policyholders’ account balances	2,516	715	1,633	207	(39)
Interest expense	615	111	115	22	367
Deferral of acquisition costs	(1,801)	(797)	(61)	(1,003)	60
Amortization of acquisition costs	910	545	54	390	(79)
General and administrative expenses	7,346	2,365	2,677	2,261	43

Total benefits and expenses	19,576	6,952	5,467	6,742	415

Adjusted operating income before income taxes	3,552	1,227	707	1,416	202

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	165,323	33,154	65,862	52,884	13,423
Deferred policy acquisition costs	9,854	5,447	176	4,397	(166)
Other assets	27,627	5,555	8,353	7,968	5,751
Separate account assets	177,463	87,380	91,257	153	(1,327)

Total assets	380,267	131,536	165,648	65,402	17,681

Liabilities:
Future policy benefits	56,245	7,905	14,517	33,333	490
Policyholders’ account balances	75,090	20,511	40,616	15,842	(1,879)
Debt	20,471	3,491	2,164	1,346	13,470
Other liabilities	29,308	5,968	10,846	8,154	4,340
Separate account liabilities	177,463	87,380	91,257	153	(1,327)

Total liabilities	358,577	125,255	159,400	58,828	15,094

Attributed Equity:
Accumulated other comprehensive income (loss)	496	235	118	694	(551)
Other attributed equity	21,194	6,046	6,130	5,880	3,138

Total attributed equity	21,690	6,281	6,248	6,574	2,587

Total liabilities and attributed equity	380,267	131,536	165,648	65,402	17,681

	As of December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	153,905	31,117	60,941	47,930	13,917
Deferred policy acquisition costs	8,357	4,613	119	3,761	(136)
Other assets	25,468	3,531	8,524	7,343	6,070
Separate account assets	153,159	74,001	80,319	67	(1,228)

Total assets	340,889	113,262	149,903	59,101	18,623

Liabilities:
Future policy benefits	51,759	7,129	13,339	30,633	658
Policyholders’ account balances	70,091	19,204	37,901	14,060	(1,074)
Debt	15,967	1,950	1,623	1,032	11,362
Other liabilities	28,259	4,949	10,707	7,672	4,931
Separate account liabilities	153,159	74,001	80,319	67	(1,228)

Total liabilities	319,235	107,233	143,889	53,464	14,649

Attributed Equity:
Accumulated other comprehensive income	1,108	293	65	737	13
Other attributed equity	20,546	5,736	5,949	4,900	3,961

Total attributed equity	21,654	6,029	6,014	5,637	3,974

Total liabilities and attributed equity	340,889	113,262	149,903	59,101	18,623

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2006			As of December 31, 2005
	Short-term Debt	Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	255	4,122	4,377	353	3,846	4,199
Investment related	7,053	5,116	12,169	5,442	2,449	7,891
Securities business related	2,334	—	2,334	2,758	107	2,865
Specified other businesses	1,154	381	1,535	893	63	956
Limited recourse and non-recourse borrowing	2	54	56	1	55	56

Total debt - Financial Services Businesses	10,798	9,673	20,471	9,447	6,520	15,967

Ratio of long-term and short-term capital debt to capitalization			17.0%			17.0%

Closed Block Business
Investment related	1,738	—	1,738	1,667	—	1,667
Limited recourse and non-recourse borrowing	—	1,750	1,750	—	1,750	1,750

Total debt	1,738	1,750	3,488	1,667	1,750	3,417

	As of December 31, 2006				As of December 31, 2005
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	3,079	1,298	—	4,377	2,902	1,297	—	4,199
Investment related	7,372	3,763	1,034	12,169	4,173	3,718	—	7,891
Securities business related	712	1,191	431	2,334	1,117	1,173	575	2,865
Specified other businesses	424	998	113	1,535	116	692	148	956
Limited recourse and non-recourse borrowing	—	—	56	56	—	—	56	56

Total debt - Financial Services Businesses	11,587	7,250	1,634	20,471	8,308	6,880	779	15,967

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $693 million of Surplus Notes for December 31, 2006 and December 31, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2005	2006
2006	2005			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
4,066	3,728	9%	Premiums	943	982	1,005	1,027	1,052
2,213	2,098	5%	Policy charges and fee income	530	543	559	474	637
1,787	1,702	5%	Net investment income	425	418	438	463	468
806	651	24%	Asset management fees, commissions and other income	164	178	169	241	218

8,872	8,179	8%	Total revenues	2,062	2,121	2,171	2,205	2,375

			Benefits and Expenses (1):
4,593	4,013	14%	Insurance and annuity benefits	994	1,070	1,144	1,225	1,154
763	715	7%	Interest credited to policyholders’ account balances	175	180	181	196	206
139	111	25%	Interest expense	30	30	28	37	44
(1,001)	(797)	-26%	Deferral of acquisition costs	(196)	(256)	(228)	(235)	(282)
207	545	-62%	Amortization of acquisition costs	112	131	142	(191)	125
2,812	2,365	19%	General and administrative expenses	582	668	657	708	779

7,513	6,952	8%	Total benefits and expenses	1,697	1,823	1,924	1,740	2,026

1,359	1,227	11%	Adjusted operating income before income taxes	365	298	247	465	349

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2006				Quarter Ended December 31, 2006
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	4,066	429	81	3,556	1,052	117	24	911
Policy charges and fee income	2,213	920	986	307	637	267	291	79
Net investment income	1,787	548	618	621	468	149	156	163
Asset management fees, commissions and other income	806	319	416	71	218	72	125	21

Total revenues	8,872	2,216	2,101	4,555	2,375	605	596	1,174

Benefits and Expenses (1):
Insurance and annuity benefits	4,593	863	233	3,497	1,154	203	67	884
Interest credited to policyholders’ account balances	763	203	356	204	206	54	97	55
Interest expense	139	82	50	7	44	27	15	2
Deferral of acquisition costs	(1,001)	(351)	(534)	(116)	(282)	(97)	(151)	(34)
Amortization of acquisition costs	207	2	203	2	125	57	67	1
General and administrative expenses (2)	2,812	873	1,207	732	779	229	347	203

Total benefits and expenses	7,513	1,672	1,515	4,326	2,026	473	442	1,111

Adjusted operating income before income taxes	1,359	544	586	229	349	132	154	63

	Twelve Months Ended December 31, 2005				Quarter Ended December 31, 2005
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	3,728	391	67	3,270	943	109	17	817
Policy charges and fee income	2,098	1,095	712	291	530	277	181	72
Net investment income	1,702	496	615	591	425	128	150	147
Asset management fees, commissions and other income	651	280	323	48	164	66	84	14

Total revenues	8,179	2,262	1,717	4,200	2,062	580	432	1,050

Benefits and Expenses (1):
Insurance and annuity benefits	4,013	631	168	3,214	994	175	39	780
Interest credited to policyholders’ account balances	715	177	337	201	175	48	79	48
Interest expense	111	66	30	15	30	18	10	2
Deferral of acquisition costs	(797)	(314)	(421)	(62)	(196)	(82)	(113)	(1)
Amortization of acquisition costs	545	369	173	3	112	75	37	—
General and administrative expenses (2)	2,365	835	925	605	582	204	237	141

Total benefits and expenses	6,952	1,764	1,212	3,976	1,697	438	289	970

Adjusted operating income before income taxes	1,227	498	505	224	365	142	143	80

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $89 million for the twelve months ended December 31, 2006, $42 million for the twelve months ended December 31, 2005, $30 million for the quarter ended December 31, 2006 and $5 million for the quarter ended December 31, 2005 for the amortization, net of interest, of value of business acquired (VOBA) associated with the American Skandia and Allstate acquisitions.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		SALES:

		Excluding corporate-owned life insurance:
90	83	Variable life	27	21	24	25	20
192	214	Universal life	56	40	43	34	75
148	122	Term life	33	31	34	35	48

430	419	Total excluding corporate-owned life insurance	116	92	101	94	143
12	7	Corporate-owned life insurance	2	1	4	5	2

442	426	Total	118	93	105	99	145

		SALES BY DISTRIBUTION CHANNEL:

		Excluding corporate-owned life insurance:
181	212	Prudential Agents	50	45	45	37	54
249	207	Third party distribution	66	47	56	57	89
12	7	Corporate-owned life insurance	2	1	4	5	2

442	426	Total	118	93	105	99	145

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (1):
5,694	5,284	Beginning balance	5,619	5,694	5,802	5,891	6,018
1,278	1,208	Premiums and deposits	289	307	332	299	340
(1,018)	(815)	Surrenders and withdrawals	(216)	(242)	(278)	(284)	(214)

260	393	Net sales	73	65	54	15	126
(138)	(126)	Benefit payments	(39)	(37)	(32)	(36)	(33)

122	267	Net flows	34	28	22	(21)	93
352	154	Interest credited and other	45	83	60	149	60
242	188	Net transfers from separate account	49	55	66	59	62
(245)	(199)	Policy charges	(53)	(58)	(59)	(60)	(68)

6,165	5,694	Ending balance	5,694	5,802	5,891	6,018	6,165

		Separate Account Liabilities:
16,170	15,180	Beginning balance	15,808	16,170	16,682	16,313	16,747
1,221	1,356	Premiums and deposits	407	301	332	298	290
(693)	(653)	Surrenders and withdrawals	(149)	(177)	(198)	(173)	(145)

528	703	Net sales	258	124	134	125	145
(34)	(18)	Benefit payments	(5)	(9)	(9)	(7)	(9)

494	685	Net flows	253	115	125	118	136
1,962	1,298	Change in market value, interest credited and other	359	653	(228)	574	963
(242)	(188)	Net transfers to general account	(49)	(55)	(66)	(59)	(62)
(798)	(805)	Policy charges	(201)	(201)	(200)	(199)	(198)

17,586	16,170	Ending balance	16,170	16,682	16,313	16,747	17,586

		FACE AMOUNT IN FORCE (2):

		Variable life	142,408	141,962	140,629	140,139	139,847
		Universal life	18,835	19,639	20,318	21,017	21,971
		Term life	201,139	210,589	221,072	231,971	247,933

		Total	362,382	372,190	382,019	393,127	409,751

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		Individual Life Insurance:

		Policy Surrender Experience:
744	698	Cash value of surrenders	163	191	212	181	160
3.5%	3.5%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.2%	3.7%	4.1%	3.4%	2.9%
		Death benefits per $1,000 of in force (1):
3.31	2.97	Variable and universal life	3.04	2.87	3.59	3.22	3.51
1.38	1.12	Term life	0.89	1.09	1.64	1.92	1.17
2.84	2.61	Total, Individual Life Insurance	2.63	2.50	3.20	2.93	2.84

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		SALES AND ACCOUNT VALUES:

		Variable Annuities:
50,778	47,418	Beginning total account value	49,484	50,778	53,181	68,807	70,555
9,593	7,106	Sales	1,964	2,129	2,500	2,323	2,641
(7,722)	(5,691)	Surrenders and withdrawals	(1,436)	(1,585)	(1,757)	(2,084)	(2,296)

1,871	1,415	Net sales	528	544	743	239	345
(918)	(678)	Benefit payments	(158)	(185)	(225)	(244)	(264)

953	737	Net flows	370	359	518	(5)	81
7,448	3,299	Change in market value, interest credited, and other	1,106	2,228	(1,000)	2,012	4,208
(936)	(676)	Policy charges	(182)	(184)	(204)	(259)	(289)
16,312	—	Acquisition	—	—	16,312	—	—

74,555	50,778	Ending total account value	50,778	53,181	68,807	70,555	74,555

		Fixed Annuities:
3,991	3,879	Beginning total account value	4,033	3,991	3,941	3,871	3,814
119	361	Sales	27	28	32	33	26
(313)	(231)	Surrenders and withdrawals	(66)	(69)	(92)	(75)	(77)

(194)	130	Net sales (redemptions)	(39)	(41)	(60)	(42)	(51)
(176)	(160)	Benefit payments	(41)	(43)	(42)	(41)	(50)

(370)	(30)	Net flows	(80)	(84)	(102)	(83)	(101)
131	147	Interest credited and other	39	35	33	27	36
(4)	(5)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,748	3,991	Ending total account value	3,991	3,941	3,871	3,814	3,748

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
1,990	1,494	Insurance Agents	391	405	481	466	638
1,069	542	Wirehouses	176	194	266	257	352
6,653	5,431	Independent Financial Planners (2)	1,424	1,558	1,785	1,633	1,677

9,712	7,467	Total	1,991	2,157	2,532	2,356	2,667

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):

		Return of net deposits:
		Account value	28,290	29,988	32,897	34,288	37,071
		Net amount at risk	1,974	1,751	1,870	1,724	1,491
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	17,022	17,755	30,594	30,942	32,118
		Net amount at risk	1,809	1,600	3,378	3,009	2,528

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	7,162	7,738	9,231	9,667	10,452
		Guaranteed minimum withdrawal benefits	815	885	1,678	1,853	2,028
		Guaranteed minimum income benefits	3,052	3,203	7,047	7,113	7,329
		Guaranteed minimum withdrawal & income benefits	2,951	4,155	5,304	6,678	8,570

		Total	13,980	15,981	23,260	25,311	28,379

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,231	9,613	Beginning balance	9,437	9,231	8,850	10,722	10,222
462	649	Premiums and deposits	69	74	96	182	110
(1,268)	(935)	Surrenders and withdrawals	(250)	(273)	(313)	(350)	(332)

(806)	(286)	Net redemptions	(181)	(199)	(217)	(168)	(222)
(401)	(303)	Benefit payments	(72)	(94)	(92)	(101)	(114)

(1,207)	(589)	Net flows	(253)	(293)	(309)	(269)	(336)
368	361	Interest credited and other	88	86	89	98	95
(416)	(146)	Net transfers (to) from separate account	(39)	(173)	539	(329)	(453)
(3)	(8)	Policy charges	(2)	(1)	(1)	—	(1)
1,554	—	Acquisition	—	—	1,554	—	—

9,527	9,231	Ending balance	9,231	8,850	10,722	10,222	9,527

		Account Values in Separate Account:
45,538	41,684	Beginning balance	44,080	45,538	48,272	61,956	64,147
9,250	6,818	Premiums and deposits	1,922	2,083	2,436	2,173	2,558
(6,767)	(4,988)	Surrenders and withdrawals	(1,252)	(1,380)	(1,537)	(1,809)	(2,041)

2,483	1,830	Net sales	670	703	899	364	517
(692)	(534)	Benefit payments	(127)	(134)	(175)	(184)	(199)

1,791	1,296	Net flows	543	569	724	180	318
7,210	3,085	Change in market value, interest credited and other	1,057	2,177	(1,056)	1,942	4,147
416	146	Net transfers (to) from general account	39	173	(539)	329	453
(937)	(673)	Policy charges	(181)	(185)	(203)	(260)	(289)
14,758	—	Acquisition	—	—	14,758	—	—

68,776	45,538	Ending balance	45,538	48,272	61,956	64,147	68,776

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
366	370	Group life	34	206	25	98	37
138	154	Group disability (1)	17	74	18	29	17

504	524	Total	51	280	43	127	54

		Future Policy Benefits (2):
		Group life	2,004	1,967	1,980	1,953	2,181
		Group disability (1)	413	474	496	498	519

		Total	2,417	2,441	2,476	2,451	2,700

		Policyholders’ Account Balances (2):
		Group life	4,916	4,935	5,178	5,325	5,466
		Group disability (1)	98	95	101	108	112

		Total	5,014	5,030	5,279	5,433	5,578

		Separate Account Liabilities (2):
		Group life	12,294	12,588	14,334	15,023	16,412
		Group disability (1)	—	—	—	—	—

		Total	12,294	12,588	14,334	15,023	16,412

		Group Life Insurance:
3,296	3,009	Gross premiums, policy charges and fee income (3)	964	791	954	763	788
3,085	2,822	Earned premiums, policy charges and fee income	707	755	752	784	794
91.8%	88.9%	Benefits ratio	86.4%	92.1%	95.4%	89.8%	90.1%
9.6%	8.9%	Administrative operating expense ratio	7.3%	9.4%	7.9%	10.0%	11.4%
		Persistency ratio	95.2%	96.5%	95.9%	95.1%	94.8%
		Group Disability Insurance (1):
823	781	Gross premiums, policy charges and fee income (3)	190	199	203	210	211
778	739	Earned premiums, policy charges and fee income	182	189	198	195	196
85.5%	95.4%	Benefits ratio	92.9%	87.3%	89.4%	79.5%	85.7%
21.5%	20.9%	Administrative operating expense ratio	21.6%	21.6%	21.7%	20.5%	22.3%
		Persistency ratio	85.4%	94.2%	92.2%	90.8%	89.9%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INSURANCE DIVISION – DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE:
3,187	3,151	Beginning balance	3,158	3,187	3,253	3,277	3,508
351	314	Capitalization	82	80	83	91	97
(2)	(369)	Amortization - operating results	(75)	(74)	(91)	220	(57)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
14	91	Impact of unrealized (gains) or losses on AFS securities	22	60	32	(80)	2

3,550	3,187	Ending balance	3,187	3,253	3,277	3,508	3,550

		INDIVIDUAL ANNUITIES:
1,256	907	Beginning balance	1,155	1,256	1,337	1,470	1,532
534	421	Capitalization	113	119	133	131	151
(203)	(173)	Amortization - operating results	(37)	(57)	(51)	(28)	(67)
20	(1)	Amortization - realized investment gains and losses	2	—	8	12	—
6	102	Impact of unrealized (gains) or losses on AFS securities	23	19	43	(53)	(3)

1,613	1,256	Ending balance	1,256	1,337	1,470	1,532	1,613

		GROUP INSURANCE:
170	111	Beginning balance	169	170	227	239	251
116	62	Capitalization	1	57	12	13	34
(2)	(3)	Amortization - operating results	—	—	—	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

284	170	Ending balance	170	227	239	251	284

		TOTAL INSURANCE DIVISION:
4,613	4,169	Beginning balance	4,482	4,613	4,817	4,986	5,291
1,001	797	Capitalization	196	256	228	235	282
(207)	(545)	Amortization - operating results	(112)	(131)	(142)	191	(125)
20	(1)	Amortization - realized investment gains and losses	2	—	8	12	—
20	193	Impact of unrealized (gains) or losses on AFS securities	45	79	75	(133)	(1)

5,447	4,613	Ending balance	4,613	4,817	4,986	5,291	5,447

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2005	2006
2006	2005			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
294	320	-8%	Premiums	70	92	30	84	88
179	188	-5%	Policy charges and fee income	48	48	43	45	43
3,663	3,155	16%	Net investment income	817	849	917	927	970
2,866	2,511	14%	Asset management fees, commissions and other income	648	745	656	625	840

7,002	6,174	13%	Total revenues	1,583	1,734	1,646	1,681	1,941

			Benefits and Expenses (1):
1,104	1,049	5%	Insurance and annuity benefits	266	269	235	297	303
1,853	1,633	13%	Interest credited to policyholders’ account balances	421	429	452	475	497
238	115	107%	Interest expense	45	46	62	63	67
(93)	(61)	-52%	Deferral of acquisition costs	(15)	(22)	(22)	(25)	(24)
52	54	-4%	Amortization of acquisition costs	13	13	17	12	10
2,685	2,677	0%	General and administrative expenses	857	759	586	607	733

5,839	5,467	7%	Total benefits and expenses	1,587	1,494	1,330	1,429	1,586

1,163	707	64%	Adjusted operating income (loss) before income taxes	(4)	240	316	252	355

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2006				Quarter Ended December 31, 2006
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	294	—	—	294	88	—	—	88
Policy charges and fee income	179	—	—	179	43	—	—	43
Net investment income	3,663	213	25	3,425	970	65	1	904
Asset management fees, commissions and other income	2,866	1,837	549	480	840	571	141	128

Total revenues	7,002	2,050	574	4,378	1,941	636	142	1,163

Benefits and Expenses (1):
Insurance and annuity benefits	1,104	—	—	1,104	303	—	—	303
Interest credited to policyholders’ account balances	1,853	—	—	1,853	497	—	—	497
Interest expense	238	41	—	197	67	16	—	51
Deferral of acquisition costs	(93)	(17)	—	(76)	(24)	(3)	—	(21)
Amortization of acquisition costs	52	27	—	25	10	6	—	4
General and administrative expenses	2,685	1,406	513	766	733	430	95	208

Total benefits and expenses	5,839	1,457	513	3,869	1,586	449	95	1,042

Adjusted operating income before income taxes	1,163	593	61	509	355	187	47	121

	Twelve Months Ended December 31, 2005				Quarter Ended December 31, 2005
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	320	—	—	320	70	—	—	70
Policy charges and fee income	188	—	—	188	48	—	—	48
Net investment income	3,155	105	10	3,040	817	30	3	784
Asset management fees, commissions and other income	2,511	1,591	443	477	648	406	121	121

Total revenues	6,174	1,696	453	4,025	1,583	436	124	1,023

Benefits and Expenses (1):
Insurance and annuity benefits	1,049	—	—	1,049	266	—	—	266
Interest credited to policyholders’ account balances	1,633	—	—	1,633	421	—	—	421
Interest expense	115	16	—	99	45	6	—	39
Deferral of acquisition costs	(61)	(17)	—	(44)	(15)	(3)	—	(12)
Amortization of acquisition costs	54	33		21	13	7	—	6
General and administrative expenses	2,677	1,200	708	769	857	317	328	212

Total benefits and expenses	5,467	1,232	708	3,527	1,587	327	328	932

Adjusted operating income (loss) before income taxes	707	464	(255)	498	(4)	109	(204)	91

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

Year-to-date		% Change		2005	2006
2006	2005			4Q	1Q	2Q	3Q	4Q
			Supplementary Revenue Information (in millions):

			Analysis of revenues by type:
974	886	10%	Asset management fees	233	234	237	244	259
581	345	68%	Incentive, transaction, principal investing and capital markets revenues	88	144	111	79	247
495	465	6%	Service, distribution and other revenues	115	124	121	120	130

2,050	1,696	21%	Total Asset Management segment revenues	436	502	469	443	636

			Analysis of asset management fees by source:
426	359	19%	Institutional customers	97	98	102	111	115
310	289	7%	Retail customers	76	76	76	75	83
238	238	0%	General account	60	60	59	58	61

974	886	10%	Total asset management fees	233	234	237	244	259

				December 31, 2006
				Equity	Fixed Income	Real Estate	Total
			Supplementary Assets Under Management Information (in billions):

			Institutional customers	54.7	78.7	23.4	156.8
			Retail customers	58.1	19.4	1.5	79.0
			General account	4.0	162.8	0.8	167.6

			Total	116.8	260.9	25.7	403.4

				December 31, 2005
				Equity	Fixed Income	Real Estate	Total
			Institutional customers	48.9	68.2	17.6	134.7
			Retail customers	52.7	19.2	1.6	73.5
			General account	3.5	154.6	1.1	159.2

			Total	105.1	242.0	20.3	367.4

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
101.3	84.8	Beginning assets under management	95.0	101.3	106.7	107.1	115.0
27.7	22.9	Additions (1)	7.3	7.3	5.3	6.8	8.3
(16.9)	(12.5)	Withdrawals	(3.1)	(4.0)	(4.4)	(3.6)	(4.9)
10.3	6.3	Change in market value	2.0	1.9	(0.4)	4.3	4.5
0.5	(0.2)	Net money market flows	0.1	0.2	(0.1)	0.4	—

122.9	101.3	Ending assets under management	101.3	106.7	107.1	115.0	122.9
33.9	33.4	Affiliated institutional assets under management	33.4	32.0	31.4	32.9	33.9

156.8	134.7	Total assets managed for institutional customers at end of period	134.7	138.7	138.5	147.9	156.8

10.8	10.4	Net institutional additions other than money market	4.2	3.3	0.9	3.2	3.4

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
38.7	33.2	Beginning assets under management	36.8	38.7	40.5	40.7	41.3
10.0	8.8	Additions	3.3	2.7	3.3	1.9	2.1
(9.8)	(8.2)	Withdrawals	(2.3)	(2.3)	(3.0)	(2.6)	(1.9)
3.6	4.1	Change in market value	1.0	1.3	(1.0)	1.3	2.0
0.9	0.1	Net money market flows	0.1	0.1	0.9	—	(0.1)
—	0.7	Other (2)	(0.2)	—	—	—	—

43.4	38.7	Ending assets under management	38.7	40.5	40.7	41.3	43.4
35.6	34.8	Affiliated retail assets under management	34.8	35.1	34.4	34.6	35.6

79.0	73.5	Total assets managed for retail customers at end of period	73.5	75.6	75.1	75.9	79.0

0.2	0.6	Net retail additions (withdrawals) other than money market	1.0	0.4	0.3	(0.7)	0.2

		Wrap-fee Product Assets Under Administration:

53.6	39.7	Beginning total wrap-fee product assets	50.2	53.6	59.1	60.5	63.9
22.3	21.7	Additions (3)	5.3	6.9	6.1	4.7	4.6
(14.6)	(10.8)	Withdrawals	(3.0)	(4.1)	(3.6)	(3.2)	(3.7)
7.8	3.0	Change in market value	1.1	2.7	(1.1)	1.9	4.3

69.1	53.6	Ending total wrap-fee product assets	53.6	59.1	60.5	63.9	69.1

7.7	10.9	Net wrap-fee product additions	2.3	2.8	2.5	1.5	0.9

(1)	Additions include $1.8 billion for the year ended December 31, 2006, $0.4 billion for the quarter ended June 30, 2006, $1.4 billion for the quarter ended March 31, 2006, $.8 billion for the quarter ended December 31, 2005 and $1.2 billion for the year ended December 31, 2005 for assets transferred from the Retirement segment.
(2)	Represents transfers of retail assets from or to non-Prudential managers.
(3)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee commencing July 1, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
308	252	Net investment income	70	72	76	78	82
1,846	1,852	Commissions	449	483	451	422	490
2,126	1,842	Fees	485	503	534	534	555
206	170	Other non-interest revenues	47	53	33	53	67

4,486	4,116	Total revenues	1,051	1,111	1,094	1,087	1,194
		Expenses:
3,700	3,529	Expenses before transition costs	892	933	926	894	947
—	65	Transition costs	—	—	—	—	—

3,700	3,594	Total expenses	892	933	926	894	947

786	522	Income before income taxes	159	178	168	193	247

299	198	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	60	68	63	74	94
(5)	(6)	Purchase accounting and related adjustments	1	1	(3)	(1)	(2)

294	192	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	61	69	60	73	92

		Recurring revenue as a percentage of total non-interest revenue (1)	48.2%	48.4%	49.0%	49.1%	49.4%
		Total client assets ($ in billions) (2) (3)	683.6	688.7	704.3	729.9	754.8
		Distribution representatives (2):
		Series 7 Financial Advisors	8,028	7,926	7,973	7,972	7,993
		Series 6 Financial Representatives	2,458	2,454	2,541	2,477	2,497
		Customer debit balances ($ in billions) (2)	5.8	5.4	5.1	4.9	4.8
27	(255)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	(206)	(107)	30	51	53

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.
(3)	Beginning in 2Q06, certain mutual fund assets were added to the overall client asset total. Prior periods have not been restated.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:
88,385	83,891	Beginning total account value	88,337	88,385	91,854	91,537	93,364
16,156	13,006	Deposits and sales	3,046	5,381	4,138	2,914	3,723
(15,989)	(13,918)	Withdrawals and benefits	(4,530)	(5,471)	(3,412)	(3,272)	(3,834)
8,878	5,406	Change in market value, interest credited and interest income	1,532	3,559	(1,043)	2,185	4,177

97,430	88,385	Ending total account value	88,385	91,854	91,537	93,364	97,430

167	(912)	Net additions (withdrawals)	(1,484)	(90)	726	(358)	(111)

		Stable value account values included above	31,266	30,696	30,784	30,971	30,796

		Institutional Investment Products:

48,080	47,680	Beginning total account value	48,917	48,080	47,215	46,913	49,468
5,993	4,065	Additions	785	1,536	1,088	2,004	1,365
(6,356)	(5,533)	Withdrawals and benefits (1)	(2,234)	(2,452)	(1,429)	(711)	(1,764)
2,247	2,319	Change in market value, interest credited and interest income	562	182	423	995	647
305	(451)	Other (2)	50	(131)	(384)	267	553

50,269	48,080	Ending total account value	48,080	47,215	46,913	49,468	50,269

(363)	(1,468)	Net additions (withdrawals)	(1,449)	(916)	(341)	1,293	(399)

(1)	Withdrawals and benefits include $1.8 billion for the year ended December 31, 2006, $0.4 billion for the quarter ended June 30, 2006, $1.4 billion for the quarter ended March 31, 2006, $.8 billion for the quarter ended December 31, 2005 and $1.2 billion for the year ended December 31, 2005 for assets transferred to the Asset Management segment.
(2)	Primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2005	2006
2006	2005			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
5,946	6,098	-2%	Premiums	1,438	1,533	1,517	1,438	1,458
286	264	8%	Policy charges and fee income	60	76	70	70	70
1,425	1,324	8%	Net investment income	371	330	343	376	376
663	472	40%	Asset management fees, commissions and other income	151	160	150	172	181

8,320	8,158	2%	Total revenues	2,020	2,099	2,080	2,056	2,085

			Benefits and Expenses (1):
4,682	4,865	-4%	Insurance and annuity benefits	1,162	1,224	1,203	1,112	1,143
251	207	21%	Interest credited to policyholders’ account balances	50	57	61	66	67
10	22	-55%	Interest expense	3	3	4	3	—
(1,007)	(1,003)	0%	Deferral of acquisition costs	(242)	(256)	(257)	(242)	(252)
454	390	16%	Amortization of acquisition costs	89	116	115	111	112
2,364	2,261	5%	General and administrative expenses	581	573	596	578	617

6,754	6,742	0%	Total benefits and expenses	1,643	1,717	1,722	1,628	1,687

1,566	1,416	11%	Adjusted operating income before income taxes	377	382	358	428	398

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Twelve Months Ended December 31, 2006				Quarter Ended December 31, 2006
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	5,946	3,917	2,029	—	1,458	988	470	—
Policy charges and fee income	286	221	65	—	70	57	13	—
Net investment income	1,425	670	724	31	376	179	186	11
Asset management fees, commissions and other income	663	68	36	559	181	22	8	151

Total revenues	8,320	4,876	2,854	590	2,085	1,246	677	162

Benefits and Expenses (1):
Insurance and annuity benefits	4,682	3,018	1,664	—	1,143	773	370	—
Interest credited to policyholders’ account balances	251	106	145	—	67	25	42	—
Interest expense	10	11	(2)	1	—	2	(2)	—
Deferral of acquisition costs	(1,007)	(724)	(283)	—	(252)	(187)	(65)	—
Amortization of acquisition costs	454	357	97	—	112	88	24	—
General and administrative expenses	2,364	1,178	740	446	617	313	176	128

Total benefits and expenses	6,754	3,946	2,361	447	1,687	1,014	545	128

Adjusted operating income before income taxes	1,566	930	493	143	398	232	132	34

	Twelve Months Ended December 31, 2005				Quarter Ended December 31, 2005
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	6,098	3,659	2,439	—	1,438	890	548	—
Policy charges and fee income	264	197	67	—	60	44	16	—
Net investment income	1,324	623	676	25	371	193	171	7
Asset management fees, commissions and other income	472	3	7	462	151	21	6	124

Total revenues	8,158	4,482	3,189	487	2,020	1,148	741	131

Benefits and Expenses (1):
Insurance and annuity benefits	4,865	2,836	2,029	—	1,162	707	455	—
Interest credited to policyholders’ account balances	207	102	105	—	50	23	27	—
Interest expense	22	21	(1)	2	3	4	—	(1)
Deferral of acquisition costs	(1,003)	(738)	(265)	—	(242)	(175)	(67)	—
Amortization of acquisition costs	390	296	94	—	89	68	21	—
General and administrative expenses	2,261	1,157	725	379	581	292	194	95

Total benefits and expenses	6,742	3,674	2,687	381	1,643	919	630	94

Adjusted operating income before income taxes	1,416	808	502	106	377	229	111	37

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		Japanese Yen Basis Results:
		Revenues (1):
¥381,925	¥351,573	Japanese insurance operations excluding Gibraltar Life	¥92,934	¥98,534	¥92,370	¥95,125	¥95,896
326,980	347,469	Gibraltar Life	84,366	84,650	84,387	80,804	77,139

708,905	699,042	Total revenues, Japan, yen basis	177,300	183,184	176,757	175,929	173,035

		Benefits and Expenses (1):
299,290	274,658	Japanese insurance operations excluding Gibraltar Life	71,278	77,842	74,339	72,202	74,907
273,675	292,252	Gibraltar Life	71,963	72,640	73,067	65,292	62,677

572,965	566,910	Total benefits and expenses, Japan, yen basis	143,241	150,482	147,406	137,494	137,584

		Adjusted operating income (2):
82,635	76,915	Japanese insurance operations excluding Gibraltar Life	21,656	20,692	18,031	22,923	20,989
53,305	55,217	Gibraltar Life	12,403	12,010	11,320	15,513	14,462

¥135,940	¥132,132	Total adjusted operating income, Japan, yen basis	¥34,059	¥32,702	¥29,351	¥38,436	¥35,451

		U.S. Dollar adjusted operating income (3):
$775	$700	Japanese insurance operations excluding Gibraltar Life	$197	$196	$172	$213	$194
493	502	Gibraltar Life	111	110	102	149	132

1,268	1,202	Total adjusted operating income, Japan, U.S. dollar basis	308	306	274	362	326
155	108	All other countries	32	32	50	35	38

$1,423	$1,310	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$340	$338	$324	$397	$364

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2005	2006
2006	2005		4Q	1Q	2Q	3Q	4Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,789	2,699	Japan, excluding Gibraltar Life	630	731	693	685	680
2,094	2,506	Gibraltar Life	564	562	559	490	483
1,349	1,157	All other countries	304	316	335	333	365

6,232	6,362	Total	1,498	1,609	1,587	1,508	1,528

		Annualized new business premiums:
480	576	Japan, excluding Gibraltar Life	109	138	113	114	115
357	323	Gibraltar Life	74	73	115	91	78
287	280	All other countries	82	78	72	60	77

1,124	1,179	Total	265	289	300	265	270

		Annualized new business premiums by distribution channel:
767	856	Life Planners	191	216	185	174	192
308	323	Gibraltar Life Advisors	74	73	96	71	68
49	—	Banks (2)	—	—	19	20	10

1,124	1,179	Total	265	289	300	265	270

		Constant exchange rate basis (3):

		Net premiums, policy charges and fee income:
3,180	2,906	Japan, excluding Gibraltar Life	722	839	777	779	785
2,386	2,669	Gibraltar Life	631	649	626	554	557
1,278	1,160	All other countries	308	304	317	316	341

6,844	6,735	Total	1,661	1,792	1,720	1,649	1,683

		Annualized new business premiums:
529	599	Japan, excluding Gibraltar Life	119	153	123	125	128
385	340	Gibraltar Life	81	80	121	98	86
273	281	All other countries	83	75	69	57	72

1,187	1,220	Total	283	308	313	280	286

		Annualized new business premiums by distribution channel:
802	880	Life Planners	202	228	192	182	200
336	340	Gibraltar Life Advisors	81	80	102	78	76
49	—	Banks (2)	—	—	19	20	10

1,187	1,220	Total	283	308	313	280	286

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2005	2006
	4Q	1Q	2Q	3Q	4Q
Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	222	226	229	232	236
Gibraltar Life	199	198	197	197	196
All other countries	87	90	91	92	93

Total	508	514	517	521	525

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	1,956	1,996	2,023	2,049	2,074
Gibraltar Life	3,915	3,890	3,871	3,872	3,871
All other countries	1,088	1,127	1,150	1,169	1,201

Total	6,959	7,013	7,044	7,090	7,146

International life insurance policy persistency:
Excluding Gibraltar Life:
13 months	93.0%	92.8%	93.0%	92.9%	93.0%
25 months	87.1%	87.1%	87.4%	87.0%	87.1%
Gibraltar Life:
13 months	94.2%	94.3%	94.2%	94.4%	94.4%
25 months	87.3%	87.7%	88.0%	87.9%	87.8%
Number of Life Planners at end of period:
Japan	2,753	2,855	2,847	2,941	2,956
All other countries	2,874	2,857	2,879	2,861	2,872

Total life planners	5,627	5,712	5,726	5,802	5,828

Gibraltar Life Advisors	5,436	5,716	5,684	6,036	5,944

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

INVESTMENT PORTFOLIO COMPOSITION

(in million)

	December 31, 2006				December 31, 2005
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	131,554	38,752	92,802	58.2%	122,897	35,885	87,012	58.3%
Public, held to maturity, at amortized cost	3,025	—	3,025	1.9%	3,022	—	3,022	2.0%
Private, available for sale, at fair value	30,357	12,021	18,336	11.5%	30,980	13,361	17,619	11.8%
Private, held to maturity, at amortized cost	443	—	443	0.3%	227	—	227	0.1%
Trading account assets supporting insurance liabilities, at fair value	14,262	—	14,262	8.9%	13,781	—	13,781	9.2%
Other trading account assets, at fair value	109	—	109	0.1%	124	—	124	0.1%
Equity securities, available for sale, at fair value	8,086	3,772	4,314	2.7%	7,067	3,216	3,851	2.6%
Commercial loans	24,593	7,318	17,275	10.8%	23,045	7,264	15,781	10.6%
Policy loans	8,887	5,415	3,472	2.2%	8,370	5,403	2,967	2.0%
Other long-term investments (1)	3,756	965	2,791	1.7%	3,491	973	2,518	1.7%
Short-term investments	4,603	1,851	2,752	1.7%	3,837	1,394	2,443	1.6%

Subtotal (2)	229,675	70,094	159,581	100.0%	216,841	67,496	149,345	100.0%

Invested assets of other entities and operations (3)	5,742	—	5,742		4,560	—	4,560

Total investments	235,417	70,094	165,323		221,401	67,496	153,905

	December 31, 2006					December 31, 2005
	Financial Services Businesses					Financial Services Businesses
Fixed Maturities by Credit Quality (2):	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	75,796	1,787	322	77,261	80.6%	67,981	2,254	298	69,937	77.7%
2 Baa	13,328	580	137	13,771	14.4%	15,376	746	138	15,984	17.8%

Subtotal Investment Grade	89,124	2,367	459	91,032	95.0%	83,357	3,000	436	85,921	95.5%

3 Ba	2,692	109	22	2,779	2.9%	2,710	124	43	2,791	3.1%
4 B	1,746	93	23	1,816	1.9%	1,109	71	20	1,160	1.3%
5 C and lower	115	8	2	121	0.1%	102	6	5	103	0.1%
6 In or near default	48	7	1	54	0.1%	28	10	1	37	0.0%

Subtotal Below Investment Grade	4,601	217	48	4,770	5.0%	3,949	211	69	4,091	4.5%

Total	93,725	2,584	507	95,802	100.0%	87,306	3,211	505	90,012	100.0%

Private Fixed Maturities:
NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	6,214	248	49	6,413	34.2%	5,596	269	27	5,838	32.7%
2 Baa	9,463	377	73	9,767	52.0%	9,437	522	63	9,896	55.5%

Subtotal Investment Grade	15,677	625	122	16,180	86.2%	15,033	791	90	15,734	88.2%

3 Ba	1,422	50	11	1,461	7.7%	1,105	44	7	1,142	6.4%
4 B	645	12	7	650	3.5%	507	33	5	535	3.0%
5 C and lower	321	18	4	335	1.8%	339	23	2	360	2.0%
6 In or near default	139	11	1	149	0.8%	70	8	2	76	0.4%

Subtotal Below Investment Grade	2,527	91	23	2,595	13.8%	2,021	108	16	2,113	11.8%

Total	18,204	716	145	18,775	100.0%	17,054	899	106	17,847	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes assets of our securities brokerage, securities trading, banking and asset management operations and real estate and relocation services. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of December 31, 2006 and December 31, 2005, respectively, 231 securities with amortized cost of $3,515 million (fair value $3,588 million) and 205 securities with amortized cost of $3,640 million (fair value, $3,689 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	32,242	67.9%	30,757	69.6%
Public, held to maturity, at amortized cost	3,025	6.4%	3,022	6.8%
Private, available for sale, at fair value	3,139	6.6%	2,659	6.0%
Private, held to maturity, at amortized cost	443	0.9%	227	0.5%
Trading account assets supporting insurance liabilities, at fair value	1,106	2.3%	1,022	2.3%
Other trading account assets, at fair value	28	0.1%	26	0.1%
Equity securities, available for sale, at fair value	2,372	5.0%	2,021	4.6%
Commercial loans	2,782	5.9%	2,278	5.2%
Policy loans	1,016	2.1%	943	2.1%
Other long-term investments (1)	970	2.0%	941	2.1%
Short-term investments	374	0.8%	326	0.7%

Total	47,497	100.0%	44,222	100.0%

	December 31, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	60,560	54.0%	56,255	53.6%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	15,197	13.6%	14,960	14.3%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,156	11.7%	12,759	12.1%
Other trading account assets, at fair value	81	0.1%	98	0.1%
Equity securities, available for sale, at fair value	1,942	1.7%	1,830	1.7%
Commercial loans	14,493	12.9%	13,503	12.8%
Policy loans	2,456	2.2%	2,024	1.9%
Other long-term investments (1)	1,821	1.7%	1,577	1.5%
Short-term investments	2,378	2.1%	2,117	2.0%

Total	112,084	100.0%	105,123	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2006			2005 (4)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.96%	1,386	34	4.72%	1,219	(91)
Equity securities	5.30%	49	1	4.63%	39	95
Commercial loans	6.02%	197	3	6.29%	183	(8)
Policy loans	5.13%	44	—	4.90%	36	—
Short-term investments and cash equivalents	5.33%	102	—	4.28%	68	—
Other investments	8.21%	57	95	17.74%	115	13

Gross investment income before investment expenses	5.16%	1,835	133	5.13%	1,660	9
Investment expenses	-0.16%	(138)	—	-0.19%	(112)	—

Subtotal	5.00%	1,697	133	4.94%	1,548	9

Investment results of other entities and operations (2)		317	96		276	20
Less, investment income relating to divested businesses		(3)			(2)

Total		2,011	229		1,822	29

	Twelve Months Ended December 31
	2006			2005 (4)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.95%	5,315	(284)	4.71%	4,699	(2)
Equity securities	5.15%	182	122	5.53%	165	152
Commercial loans	6.25%	760	1	6.89%	773	102
Policy loans	5.04%	158	—	4.90%	141	—
Short-term investments and cash equivalents	5.05%	342	—	2.91%	205	2
Other investments	8.12%	217	287	8.54%	248	357

Gross investment income before investment expenses	5.15%	6,974	126	4.96%	6,231	611
Investment expenses	-0.17%	(515)	—	-0.19%	(391)	—

Subtotal	4.98%	6,459	126	4.77%	5,840	611

Investment results of other entities and operations (2)		1,215	167		1,036	131
Less, investment income relating to divested businesses		(14)			(13)

Total		7,660	293		6,863	742

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2006			2005 (2)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.57%	249	1	2.42%	222	(63)
Equity securities	2.73%	13	(2)	2.53%	11	85
Commercial loans	4.13%	28	3	4.14%	25	—
Policy loans	3.81%	10	—	3.44%	8	—
Short-term investments and cash equivalents	4.93%	7	1	1.81%	2	1
Other investments	10.43%	25	40	32.50%	74	(21)

Gross investment income before investment expenses	2.90%	332	43	3.18%	342	2
Investment expenses	-0.20%	(28)	—	-0.21%	(25)	—

Total	2.70%	304	43	2.97%	317	2

	Twelve Months Ended December 31
	2006			2005 (2)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.54%	955	7	2.33%	858	(131)
Equity securities	2.92%	54	93	3.02%	52	123
Commercial loans	3.81%	93	18	4.15%	115	120
Policy loans	3.66%	36	—	3.43%	34	—
Short-term investments and cash equivalents	3.91%	20	(1)	0.74%	5	4
Other investments	12.43%	111	89	13.96%	156	55

Gross investment income before investment expenses	2.87%	1,269	206	2.71%	1,220	171
Investment expenses	-0.19%	(96)	—	-0.19%	(90)	—

Total	2.68%	1,173	206	2.52%	1,130	171

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2006			2005 (3)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.31%	1,137	33	6.05%	997	(28)
Equity securities	8.12%	36	3	6.88%	28	10
Commercial loans	6.51%	169	—	6.86%	158	(8)
Policy loans	5.68%	34	—	5.60%	28	—
Short-term investments and cash equivalents	5.37%	95	(1)	4.65%	66	(1)
Other investments	7.04%	32	55	9.60%	41	34

Gross investment income before investment expenses	6.32%	1,503	90	6.16%	1,318	7
Investment expenses	-0.15%	(110)	—	-0.18%	(87)	—

Total	6.17%	1,393	90	5.98%	1,231	7

	Twelve Months Ended December 31
	2006			2005 (3)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.33%	4,360	(291)	6.16%	3,841	129
Equity securities	7.56%	128	29	8.91%	113	29
Commercial loans	6.86%	667	(17)	7.79%	658	(18)
Policy loans	5.66%	122	—	5.65%	107	—
Short-term investments and cash equivalents	5.19%	322	1	3.35%	200	(2)
Other investments	5.90%	106	198	5.06%	92	302

Gross investment income before investment expenses	6.34%	5,705	(80)	6.21%	5,011	440
Investment expenses	-0.17%	(419)	—	-0.19%	(301)	—

Total	6.17%	5,286	(80)	6.02%	4,710	440

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
8,736	Premiums	2,519	2,585	2,574	2,450	2,604	2,542	2,548
2,385	Policy charges and fee income	617	615	668	629	662	667	583
5,772	Net investment income	1,639	1,658	1,744	1,822	1,812	1,875	1,962
3,065	Asset management fees, commissions and other income	848	852	960	948	1,054	966	1,024

19,958	Total revenues	5,623	5,710	5,946	5,849	6,132	6,050	6,117

	Benefits and Expenses (1):
8,897	Insurance and annuity benefits	2,536	2,519	2,496	2,439	2,577	2,591	2,650
2,220	Interest credited to policyholders’ account balances	605	626	653	632	652	677	716
334	Interest expense	124	145	154	192	212	233	249
(1,528)	Deferral of acquisition costs	(422)	(496)	(444)	(439)	(501)	(495)	(496)
766	Amortization of acquisition costs	235	232	271	172	240	264	(73)
6,753	General and administrative expenses	1,659	1,863	1,785	2,039	2,006	1,822	1,911

17,442	Total benefits and expenses	4,737	4,889	4,915	5,035	5,186	5,092	4,957

2,516	Adjusted operating income before income taxes	886	821	1,031	814	946	958	1,160

62	Realized investment gains (losses), net, and related adjustments	257	321	89	2	50	(334)	214
(58)	Related charges	(21)	(73)	(10)	(4)	—	23	7

4	Total realized investment gains (losses), net, and related charges and adjustments	236	248	79	(2)	50	(311)	221

(55)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(132)	190	(99)	8	(114)	(151)	257
1	Change in experience-rated contractholder liabilities due to asset value changes	88	(145)	47	(34)	66	130	(168)
(24)	Divested businesses	(5)	1	(1)	(11)	13	(4)	4
(72)	Equity in earnings of operating joint ventures	(45)	(37)	(66)	(66)	(78)	(67)	(78)

(146)	Total pre-tax adjustments	142	257	(40)	(105)	(63)	(403)	236

2,370	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	1,028	1,078	991	709	883	555	1,396
605	Income tax expense (benefit)	293	307	(303)	350	253	160	362

1,765	Income from continuing operations before equity in earnings of operating joint ventures	735	771	1,294	359	630	395	1,034

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
3,347	Premiums	935	938	912	943	982	1,005	1,027
2,005	Policy charges and fee income	504	505	559	530	543	559	474
1,565	Net investment income	431	419	427	425	418	438	463
626	Asset management fees, commissions and other income	138	166	183	164	178	169	241

7,543	Total revenues	2,008	2,028	2,081	2,062	2,121	2,171	2,205

	Benefits and Expenses (1):
3,740	Insurance and annuity benefits	1,052	1,029	938	994	1,070	1,144	1,225
733	Interest credited to policyholders’ account balances	177	183	180	175	180	181	196
32	Interest expense	25	25	31	30	30	28	37
(691)	Deferral of acquisition costs	(165)	(234)	(202)	(196)	(256)	(228)	(235)
403	Amortization of acquisition costs	127	126	180	112	131	142	(191)
2,335	General and administrative expenses	537	633	613	582	668	657	708

6,552	Total benefits and expenses	1,753	1,762	1,740	1,697	1,823	1,924	1,740

991	Adjusted operating income before income taxes	255	266	341	365	298	247	465

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE SEGMENT

(in millions)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
334	Premiums	92	93	97	109	100	103	109
1,027	Policy charges and fee income	261	259	298	277	266	270	117
420	Net investment income	124	118	126	128	126	136	137
292	Asset management fees, commissions and other income	55	78	81	66	67	76	104

2,073	Total revenues	532	548	602	580	559	585	467

	Benefits and Expenses (1):
609	Insurance and annuity benefits	163	160	133	175	161	199	300
165	Interest credited to policyholders’ account balances	42	44	43	48	48	50	51
15	Interest expense	15	15	18	18	17	18	20
(311)	Deferral of acquisition costs	(74)	(79)	(79)	(82)	(80)	(83)	(91)
274	Amortization of acquisition costs	72	70	152	75	74	91	(220)
931	General and administrative expenses	197	219	215	204	206	214	224

1,683	Total benefits and expenses	415	429	482	438	426	489	284

390	Adjusted operating income before income taxes	117	119	120	142	133	96	183

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL ANNUITIES SEGMENT

(in millions)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
63	Premiums	25	12	13	17	15	16	26
636	Policy charges and fee income	169	177	185	181	200	225	270
586	Net investment income	156	154	155	150	144	149	169
293	Asset management fees, commissions and other income	74	77	88	84	94	79	118

1,578	Total revenues	424	420	441	432	453	469	583

	Benefits and Expenses (1):
201	Insurance and annuity benefits	62	51	16	39	49	51	66
358	Interest credited to policyholders’ account balances	84	87	87	79	83	83	93
9	Interest expense	5	6	9	10	10	10	15
(353)	Deferral of acquisition costs	(83)	(117)	(108)	(113)	(119)	(133)	(131)
125	Amortization of acquisition costs	54	55	27	37	57	51	28
811	General and administrative expenses	202	237	249	237	255	285	320

1,151	Total benefits and expenses	324	319	280	289	335	347	391

427	Adjusted operating income before income taxes	100	101	161	143	118	122	192

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - GROUP INSURANCE SEGMENT

(in millions)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
2,950	Premiums	818	833	802	817	867	886	892
342	Policy charges and fee income	74	69	76	72	77	64	87
559	Net investment income	151	147	146	147	148	153	157
41	Asset management fees, commissions and other income	9	11	14	14	17	14	19

3,892	Total revenues	1,052	1,060	1,038	1,050	1,109	1,117	1,155

	Benefits and Expenses (1):
2,930	Insurance and annuity benefits	827	818	789	780	860	894	859
210	Interest credited to policyholders’ account balances	51	52	50	48	49	48	52
8	Interest expense	5	4	4	2	3	—	2
(27)	Deferral of acquisition costs	(8)	(38)	(15)	(1)	(57)	(12)	(13)
4	Amortization of acquisition costs	1	1	1	—	—	—	1
593	General and administrative expenses	138	177	149	141	207	158	164

3,718	Total benefits and expenses	1,014	1,014	978	970	1,062	1,088	1,065

174	Adjusted operating income before income taxes	38	46	60	80	47	29	90

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
93	Premiums	41	103	106	70	92	30	84
155	Policy charges and fee income	46	48	46	48	48	43	45
2,689	Net investment income	768	762	808	817	849	917	927
2,070	Asset management fees, commissions and other income	618	595	650	648	745	656	625

5,007	Total revenues	1,473	1,508	1,610	1,583	1,734	1,646	1,681

	Benefits and Expenses (1):
862	Insurance and annuity benefits	215	272	296	266	269	235	297
1,362	Interest credited to policyholders’ account balances	384	397	431	421	429	452	475
48	Interest expense	22	25	23	45	46	62	63
(51)	Deferral of acquisition costs	(17)	(16)	(13)	(15)	(22)	(22)	(25)
53	Amortization of acquisition costs	14	14	13	13	13	17	12
2,378	General and administrative expenses	551	666	603	857	759	586	607

4,652	Total benefits and expenses	1,169	1,358	1,353	1,587	1,494	1,330	1,429

355	Adjusted operating income (loss) before income taxes	304	150	257	(4)	240	316	252

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - RETIREMENT SEGMENT

(in millions)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
93	Premiums	41	103	106	70	92	30	84
155	Policy charges and fee income	46	48	46	48	48	43	45
2,600	Net investment income	740	744	772	784	798	857	866
377	Asset management fees, commissions and other income	116	117	123	121	116	119	117

3,225	Total revenues	943	1,012	1,047	1,023	1,054	1,049	1,112

	Benefits and Expenses (1):
862	Insurance and annuity benefits	215	272	296	266	269	235	297
1,362	Interest credited to policyholders’ account balances	384	397	431	421	429	452	475
37	Interest expense	19	21	20	39	40	53	53
(32)	Deferral of acquisition costs	(13)	(11)	(8)	(12)	(17)	(16)	(22)
10	Amortization of acquisition costs	5	5	5	6	6	9	6
652	General and administrative expenses	178	186	193	212	190	174	194

2,891	Total benefits and expenses	788	870	937	932	917	907	1,003

334	Adjusted operating income before income taxes	155	142	110	91	137	142	109

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
(7)	Premiums	(5)	(6)	(6)	(1)	(3)	(10)	(1)
(15)	Policy charges and fee income	(4)	(4)	(4)	(9)	(5)	(5)	(6)
585	Net investment income	135	162	176	209	215	177	196
(9)	Asset management fees, commissions and other income	(28)	4	13	(15)	(29)	(9)	(14)

554	Total revenues	98	156	179	184	178	153	175

	Benefits and Expenses (1):
85	Insurance and annuity benefits	16	18	12	17	14	9	16
(4)	Interest credited to policyholders’ account balances	(4)	(9)	(12)	(14)	(14)	(17)	(21)
247	Interest expense	71	89	93	114	133	139	146
63	Deferral of acquisition costs	17	15	14	14	33	12	6
(55)	Amortization of acquisition costs	(13)	(12)	(12)	(42)	(20)	(10)	(5)
42	General and administrative expenses	(6)	(4)	34	19	6	(17)	18

378	Total benefits and expenses	81	97	129	108	152	116	160

176	Adjusted operating income before income taxes	17	59	50	76	26	37	15

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RECLASSIFIED SUPPLEMENTAL INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31 2004		2005				2006
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Constant exchange rate basis (1):
	Net premiums, policy charges and fee income:
2,301	Japan, excluding Gibraltar Life	762	706	716	722	839	777	779
2,584	Gibraltar Life	613	687	738	631	649	626	554
1,042	All other countries	275	284	293	308	304	317	316

5,927	Total	1,650	1,677	1,747	1,661	1,792	1,720	1,649

	Annualized new business premiums:
470	Japan, excluding Gibraltar Life	174	182	124	119	153	123	125
295	Gibraltar Life	73	99	87	81	80	121	98
239	All other countries	67	69	62	83	75	69	57

1,004	Total	314	350	273	283	308	313	280

	Annualized new business premiums by distribution channel:
709	Life Planners	241	251	186	202	228	192	182
295	Gibraltar Life Advisors	73	99	87	81	80	102	78
—	Banks (2)	—	—	—	—	—	19	20

1,004	Total	314	350	273	283	308	313	280

	Face amount of individual policies in force at end of period (in billions) (3):
	Japan, excluding Gibraltar Life	212	217	220	222	226	229	232
	Gibraltar Life	205	202	201	199	198	197	197
	All other countries	82	83	84	87	90	91	92

	Total	499	502	505	508	514	517	521

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well. Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments and accumulated other comprehensive income related to pension and postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 14.70% for the twelve months ended December 31, 2006, 15.52% for the twelve months ended December 31, 2005, 16.29% for the three months ended December 31, 2006, 7.70% for the three months ended December 31, 2005, 20.72% for the three months ended September 30, 2006, 8.76% for the three months ended June 30, 2006 and 13.06% for the three months ended March 31, 2006.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding unrealized gains and losses on investments and accumulated other comprehensive income related to pension and postretirement benefits, and capital debt.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2006

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of February 7, 2007

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA
PRUCO Life Insurance Company	A+	AA-	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	AA
American Skandia Life Assurance Corporation	A+	AA-	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR (1)	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	Aa3	NR

CREDIT RATINGS:
as of February 7, 2007

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (2)	a-	A	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2	A+

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	AA-

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA

*	NR indicates not rated.
(1)	Company participation in interactive rating program was discontinued in January 2007.
(2)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102
Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

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